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                                                                    EXHIBIT 10.6

  SCHEDULE OF MORTGAGES AND DEEDS OF TRUST WHICH ARE SUBSTANTIALLY IN THE FORM
               OF MORTGAGE/DEED OF TRUST ATTACHED AS EXHIBIT 10.5
           TO THE REGISTRANT'S FORM 10-Q FOR THE PERIOD ENDING 9/30/00

              RESIDENCE                                    LOCATION                      LAND VALUE          DATE OF MORTGAGE
1.   Alterra Clare Bridge Cottage           Apple Valley, San Bernardino County,           $470,488            August 31,2000
     of Apple Valley                        California

2.   Alterra Clare Bridge Cottage           Arvada, Jefferson County, Colorado             $430,000           August 31, 2000

     of Arvada I
3.   Alterra Clare Bridge Cottage           Centerville, Houston County, Georgia           $168,000           August 31, 2000
     of Centerville

4.   Alterra Clare Bridge Cottage           Chesapeake, Chesapeake County,                 $425,000           August 31, 2000
     of Chesapeake                          Virginia

5.   Alterra Clare Bridge Cottage           Columbus, Muscogee County, Georgia             $570,000           August 31, 2000
     of Columbus and Alterra
     Sterling House of Columbus

6.   Alterra Clare Bridge of                Cordova, Shelby County, Tennessee              $803,682           August 31, 2000
     Cordova


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

             RESIDENCE                                   LOCATION                          LAND VALUE        DATE OF MORTGAGE
7.   Alterra Clare Bridge Cottage           Easley, Pickens County, South Carolina          $117,709          August 31, 2000
     of Easley

8.   Alterra WovenHearts of                 Greenville, Pitt County, North Carolina         $150,000          August 31, 2000
     Greenville

9.   Alterra Clare Bridge of                Henderson (Valle Verde), Clark County,         $1,500,000         August 31, 2000
     Henderson and Alterra                  Nevada
     Crossings of Henderson

10.  Alterra Clare Bridge of                Hendersonville (Laurel Park),                   $380,000          August 31, 2000
     Hendersonville                         Henderson County, North Carolina

11.  Alterra WovenHearts of Holt            Holt, Ingham County, Michigan                    95,000           August 31, 2000

12.  Alterra Clare Bridge of                Moorpark, Los Angeles County,                   $800,000          August 31, 2000
     Moorpark                               California

13.  Alterra Wynwood of Novato              Novato, Marin County, California               $2,100,000         August 31, 2000

14.  Alterra Clare Bridge Cottage           Palmdale, Los Angeles County,                   $670,824          August 31, 2000
     of Palmdale I                          California




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


             RESIDENCE                                     LOCATION                       LAND VALUE         DATE OF MORTGAGE
15.  Alterra WovenHearts of                 Sumter, Sumter County, South Carolina          $107,872           August 31, 2000
     Sumter

16.  Alterra Clare Bridge of                Temecula, Riverside County, California         $620,000           August 31, 2000
     Temecula I

17.  Alterra Clare Bridge of Tulsa          Tulsa (101st), Tulsa County, Oklahoma          $675,000           August 31, 2000

18.  Alterra Clare Bridge Cottage           Valdosta, Lowndes County, Georgia              $800,000           August 31, 2000
     of Valdosta

19.  Alterra Clare Bridge Cottage           Greenwood, Johnson County, Indiana             $338,793           August 31, 2000
     of Greenwood

20.  Alterra Sterling House of              Murfreesboro, Rutherford County, Tennessee     $500,000           August 31, 2000
     Murfreesboro

21.  Alterra Clare Bridge Cottage           Danville, Pittsylvania County, Virginia        $498,750           August 31, 2000
     of Danville







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